UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2025

M3-BRIGADE ACQUISITION V CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42171	98-1781141
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, 19th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 202-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MBAVU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	MBAV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MBAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 23, 2025, M3-Brigade Acquisition V Corp., a Cayman Islands exempted Company (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with M3-Brigade Sponsor V LLC, a Delaware limited liability company (the “Original Sponsor”), and MI7 Sponsor, LLC, a Delaware limited liability company and an affiliate of CC Capital beneficially owned by Chinh Chu (the “New Sponsor”), pursuant to which the Original Sponsor agreed to sell, and the New Sponsor agreed to purchase, 7,187,500 Class B ordinary shares, par value $0.0001 per share, and 5,043,750 private placement warrants of the Company owned by the Original Sponsor (collectively, the “Transferred Sponsor SPAC Securities”) for an aggregate purchase price of $6,467,500 (the “Closing Cash Purchase Price”). The transactions contemplated by the Agreement were consummated on May 27, 2025 (the “Closing”).

The Agreement contains representations and warranties of the parties. The representations and warranties of each party set forth in the Agreement were made solely for the benefit of the other parties to the Agreement, and shareholders of the Company are not third-party beneficiaries of those representations and warranties. In addition, those representations and warranties (a) were subject to materiality and other qualifications contained in the Agreement, which may differ from what may be viewed as material by shareholders of the Company, (b) were made only as of the date of the Agreement or such other date as is specified in the Agreement and (c) may have been included in the Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Agreement is included with this filing only to provide shareholders of the Company with information regarding the terms of the Agreement, and not to provide shareholders of the Company with any other factual information regarding any of the parties or their respective businesses.

At the Closing, the Original Sponsor delivered to the New Sponsor an assignment of the Transferred Sponsor SPAC Securities against payment of the Closing Cash Purchase Price.

Also on May 27, 2025, the New Sponsor entered into an agreement to purchase 3,293,750 additional private placement warrants of the Company from Cantor Fitzgerald & Co. (the “Cantor Warrants”).

Letter Agreement Waiver

Pursuant to the Agreement, on May 27, 2025, the Company entered into a limited waiver with the Company’s directors and executive officers, the Original Sponsor and the New Sponsor (the “Limited Waiver”). Pursuant to the Limited Waiver, the parties to the Letter Agreement, dated as of July 31, 2024, by and among the Company, the Original Sponsor and the other parties thereto (the “Letter Agreement”) agreed to waive the transfer restrictions contained in Section 7 thereof to the extent necessary or desirable to facilitate the sale of the Transferred Sponsor SPAC Securities contemplated by the Agreement and to facilitate the transfer of the Cantor Warrants.

Assignment and Assumption Agreements

Pursuant to the Agreement, on May 27, 2025, the Company entered into an Assignment and Assumption Agreement with the New Sponsor, the Original Sponsor and Cantor Fitzgerald & Co., pursuant to which the Original Sponsor assigned to the New Sponsor, and the New Sponsor assumed, all of the Original Sponsor’s rights, title and interest under that certain Registration Rights Agreement, dated as of July 31, 2024, by and among the Company, the Original Sponsor and Cantor Fitzgerald & Co., and the New Sponsor agreed to be bound by the terms and provisions therein (the “RRA Assignment Agreement”).

Pursuant to the Agreement, on May 27, 2025, the Company entered into an Assignment and Assumption Agreement with the New Sponsor, the Original Sponsor and the Company’s directors and executive officers, pursuant to which the Original Sponsor assigned to the New Sponsor, and the New Sponsor assumed, all of the Original Sponsor’s the rights, title and interests under the Letter Agreement, and the New Sponsor agreed to be bound by all terms, conditions, and covenants and be entitled to all the terms and provisions therein (the “Letter Agreement Assignment Agreement”).

The Company entered into each of the RRA Assignment Agreement and the Letter Agreement Assignment Agreement solely for purposes of consenting to the assignments.

The foregoing descriptions of the Agreement, the Limited Waiver, the RRA Assignment Agreement and the Letter Agreement Assignment Agreement do not purport to be complete and are qualified in their entireties by reference to the Agreement and the Limited Waiver, as applicable, copies of which are attached hereto as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 5.01 Change in Control of Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K with respect to the Agreement is incorporated into this Item 5.01 to the extent required herein.

Following the Closing, the Original Sponsor has ceased to control the Company. Following the Closing, the New Sponsor owns all of the Company’s outstanding Class B ordinary shares, has the power to appoint all members of the board of directors of the Company (the “Board”), and may therefore be deemed to control the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Director Resignation

Effective on May 21, 2025, Fredrick Arnold resigned from the Board as well as each of the Compensation Committee and the Audit Committee of the Board. Mr. Arnold’s resignation was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

Director Appointments

Effective on May 27, 2025, (i) Thomas L. Fairfield was appointed to the Board as a Class II director and (ii) Ted Murphy was appointed to the Board as a Class I director. Effective May 27, 2025, each of Messrs Fairfield and Murphy and Benjamin Fader-Rattner was appointed to the Audit Committee, with Mr. Murphy serving as its chair, and each of Messrs Fairfield, Murphy and Fader-Rattner was appointed to the Compensation Committee and the Corporate Governance and Nominating Committee, with Mr. Fairfield serving as chair of both committees. Additionally, effective as of May 27, 2025, Mohsin Y. Meghji will no longer serve as Executive Chairman but will remain on the Board as Chairman.

Effective on May 27, 2025, in connection with their appointments to the Board, each of Mr. Murphy and Mr. Fairfield entered into an Indemnity Agreement with the Company in the form previously filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1 (File No. 333-279951) (the “Registration Statement”). Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Officer Resignation and Reappointment

Effective on May 27, 2025, Matthew Perkal resigned as the Chief Executive Officer, and was appointed as Chief Operating Officer. Mr. Perkal continues to be a member of the Board.

Biographic information regarding Mr. Perkal is included under Item 10 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the heading “Directors and Executive Officers,” and such information is incorporated herein by reference. There are no arrangements or understandings between Mr. Perkal and other persons pursuant to which he was selected as Chief Operating Officer. Mr. Perkal does not have a family relationship with any director or executive officer of the Company. Mr. Perkal has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Officer Appointments

Effective on May 27, 2025, the Board appointed Chinh Chu as President of the Company. Mr. Chu, age 50, is the founder and the Senior Managing Partner of CC Capital, a private investment firm which he founded in 2016. Mr. Chu has over 30 years of investment and acquisition experience. Mr. Chu served as Chief Executive Officer and director of Getty Images Holdings, Inc. (NYSE: GETY) from May 2020 through July 22, 2022, and as a director since July 22, 2022. Mr. Chu served as Chief Executive Officer and director of CCNB1 (NYSE: PCPL) from August 2020 until the consummation of the business combination with E2open Holdings, LLC in February 2021 (NYSE: ETWO). Mr. Chu has served as the chairman of the board of directors of E2open (NYSE: ETWO) since February 2021. Mr. Chu served as the Vice Chairman of Collier Creek Holdings (“Collier Creek”) (NYSE: CCH), a blank check company co-founded by him and formed for substantially similar purposes as CCNB. In August of 2020, Collier Creek consummated the acquisition of Utz Brands Holdings, LLC, the parent of Utz Quality Foods, LLC, a leading manufacturer of branded salty snacks, to form Utz Brands (NYSE: UTZ). In 2016, Mr. Chu co-founded CF Corporation for substantially similar purposes as CCNB. In November of 2017, CF Corporation consummated the acquisition of Fidelity & Guaranty Life, a provider of annuities and life insurance products, and Mr. Chu served as Co-Executive Chairman until 2020.

The New Sponsor, an entity affiliated with CC Capital, is beneficially owned by Mr. Chu. The information set forth in Item 1.01 is incorporated into this Item 5.02 by reference.

On May 27, 2025, Mr. Chu entered into an Indemnity Agreement with the Company in the form previously filed as Exhibit 10.6 to the Registration Statement. There are no arrangements or understandings between Mr. Chu and other persons pursuant to which he was selected as President. Mr. Chu does not have a family relationship with any director or executive officer of the Company. Other than the Agreement, Mr. Chu has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Effective on May 27, 2025, the Board appointed Reeve Collins as Chief Executive Officer of the Company. Mr. Collins, age 50, is a long-time innovator in the digital asset space, best known for co-founding Tether (USDT), the first and most widely adopted stablecoin, in 2013 and serving as the founding CEO until 2015. Mr. Collins is the co-founder and has been the chairman of Pi Protocol, a new stablecoin project, since 2024. Mr. Collins is the co-founder and has been the chairman of WeFi, a fully on-chain bank, since 2024. From 2018 until 2023, Mr. Collins served as co-founder of SmartMedia Technologies, a Web3 platform. Mr. Collins continues to build foundational Web3 infrastructure, focused on expanding how people and institutions interact with digital value, ownership, and programmable money.

On May 27, 2025, Mr. Collins entered into an Indemnity Agreement with the Company in the form previously filed as Exhibit 10.6 to the Registration Statement. There are no arrangements or understandings between Mr. Collins and other persons pursuant to which he was selected as Chief Executive Officer. Mr. Collins does not have a family relationship with any director or executive officer of the Company. Mr. Collins has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

The foregoing descriptions indemnity agreements do not purport to be complete and are qualified in their entireties by reference to the form of indemnity agreement, copy of which is attached as Exhibit 10.5 hereto, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 27, 2025, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein, announcing the Closing and the director and officer changes.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Purchase Agreement, dated as of May 23, 2025, by and among M3-Brigade Acquisition V Corp., M3-Brigade Sponsor V LLC and MI7 Sponsor, LLC.
10.2	Waiver, dated as of May 27, 2025, by and among M3-Brigade Acquisition V Corp., M3-Brigade Sponsor V LLC, and MI7 Sponsor, LLC, Cantor Fitzgerald & Co. and other parties thereto.
10.3	Assignment and Assumption Agreement, dated as of May 27, 2025, by and among M3-Brigade Acquisition V Corp., M3-Brigade Sponsor V LLC, and MI7 Sponsor, LLC, Cantor Fitzgerald & Co. and the other parties thereto.
10.4	Assignment and Assumption Agreement, dated as of May 27, 2025, by and among M3-Brigade Acquisition V Corp., M3-Brigade Sponsor V LLC, and MI7 Sponsor, LLC and other parties thereto.
10.5	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form S-1/A (File No. 333-279951), filed with the Securities and Exchange Commission on June 21, 2024).
99.1	Press Release issued May 27, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M3-BRIGADE ACQUISITION V CORP.

Date: May 27, 2025	By:	/s/ Charles Garner
		Name:	Charles Garner
		Title:	Executive Vice President and Secretary